EXHIBIT 32.2

          CERTIFICATION OF EXECUTIVE VICE PRESIDENT AND SECRETARY
  PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                     OF THE SARBANES-OXLEY ACT OF 2002


I, Edward A. Machulak, Executive Vice President and Secretary of Commerce Group Corp., (the "Company"), hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Form 10-K of the Company for the fiscal year ended March 31, 2005, (the "Form 10-K"), fully complies with the requirements of
    Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  July 5, 2005                 /s/ Edward A. Machulak
                                    -------------------------------
                                    Edward A. Machulak
                                    Executive Vice President,
                                    and Secretary